Summary Prospectus November 1, 2021
JPMorgan Equity Income Fund Class/Ticker: R2/OIEFX R3/OIEPX R4/OIEQX R5/OIERX R6/0IEJX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2021, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
Currently, the Fund is publicly offered on a limited basis. (See “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus for more information.)
What is the goal of the Fund?
The Fund seeks capital appreciation and current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.32	0.31	0.30	0.16	0.06
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.07	0.06	0.05	0.06	0.06
Total Annual Fund Operating Expenses	1.22	0.96	0.70	0.56	0.46
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	124	387	670	1,477
CLASS R3 SHARES ($)	98	306	531	1,178
CLASS R4 SHARES ($)	72	224	390	871
CLASS R5 SHARES ($)	57	179	313	701
CLASS R6 SHARES ($)	47	148	258	579
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs). “Assets” means net assets, plus the amount of borrowings for investment purposes.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
Investment Process: The Fund employs a fundamental bottom-up stock selection process to invest in common stock of corporations that regularly pay dividends and have favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the Fund’s adviser believes to be their long-term investment value. The adviser seeks to invest in attractively valued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Value Strategy Risk. An attractively valued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Large Cap Company Risk. Because the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.
Smaller Company Risk. Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations and, to the extent it does, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). Smaller companies may be less liquid, more volatile and more vulnerable to economic, market and industry changes. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. These risks are higher for small cap companies.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Russell 1000® Value Index. The performance for the Class R2, Class R4 and Class R5 Shares is based on the performance of the Class I Shares (which are not offered in this prospectus) prior to their inception. The performance for the Class R3 Shares is based on the performance of the Class A Shares (which are not offered in this prospectus) prior to their inception. Prior class performance for Class R2 Shares has been adjusted to reflect differences in expenses between Class R2 and Class I Shares. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns of Class R5
Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares currently have the same expenses as Class A Shares. The performance in the table for the Class R6 Shares is based on the performance of the Fund’s Class R5 and Class I Shares prior to their inception. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
YEAR-BY-YEAR RETURNS — CLASS R5 SHARES

Best Quarter	2nd quarter, 2020	13.23%
Worst Quarter	1st quarter, 2020	-24.07%

The Fund’s year-to-date total return	through	9/30/21	was	15.25%	.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2020)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	3.77%	11.22%	11.86%
Return After Taxes on Distributions	3.22	10.39	11.06
Return After Taxes on Distributions and Sale of Fund Shares	2.53	8.79	9.70
CLASS R2 SHARES
Return Before Taxes	3.06	10.46	11.10
CLASS R3 SHARES
Return Before Taxes	3.33	10.75	11.38
CLASS R4 SHARES
Return Before Taxes	3.62	11.03	11.66
CLASS R6 SHARES
Return Before Taxes	3.88	11.32	11.93
RUSSELL 1000 VALUE INDEX (Reflects No Deduction for Fees, Expenses, or Taxes)	2.80	9.74	10.50

After-tax returns are shown only for the Class R5 Shares, and after-tax returns for the other classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Clare Hart	2004	Managing Director
David Silberman	2019	Managing Director
Andrew Brandon	2019	Managing Director
Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 or Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
•
Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•
By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•
After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-EINC-R2R3R4R5R6-1121